UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
May 28, 2004

AFC Enterprises, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	000-32369	58-2016606

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Six Concourse Parkway, Suite 1700, Atlanta, Georgia	30328-5352

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 391-9500

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Required FD Disclosure.

     On June 1, 2004, AFC Enterprises, Inc. (the “Company”) announced that Kenneth L. Keymer, had been named President of Popeyes® Chicken & Biscuits. A copy of the Company’s press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)      Exhibits.

99.1	Press Release dated June 1, 2004.

99.2	Press Release dated May 28, 2004.

Item 12. Results of Operations and Financial Condition.

     On May 28, 2004, the Company announced financial results for the first quarter ended April 18, 2004. A copy of the Company’s press release is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference.

     Such information, including the Exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFC ENTERPRISES, INC.
Date: June 1, 2004	By: /s/ Frank J. Belatti Frank J. Belatti Chairman of the Board and Chief Executive Officer

EXHIBIT INDEX

     99.1      Press Release dated May 28, 2004.

     99.2      Press Release dated June 1, 2004.